UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2016

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2016, the Registrant issued a press release relating to its 2015 fourth quarter and full year financial results that is furnished with this report as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2016, the Board of Directors of the Company (the “Board”) accepted the previously announced resignation of each of Randall Clark and Thomas Baker from the Board and all Board committees, effective as of February 29, 2016. Each of Messrs. Clark and Baker indicated that their resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2016, the Board approved an amendment to the Restated By-laws of the Company to require that, unless the Company consents in writing to the selection of an alternative forum, the New York State Supreme Court for the County of Erie will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (c) any action asserting a claim arising pursuant to any provision of the New York Business Company Law or the Certificate of Incorporation or By-laws of the Company (as either may be amended from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine (or, if the New York State Supreme Court does not have jurisdiction, the United States District Court for the Western District of New York (Buffalo Division) shall be the sole and exclusive forum for such matters); and to provide that any person or entity acquiring any interest in shares of the Company is deemed to have notice of and consented to the foregoing provision. The foregoing description of the amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment to the Restated By-laws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amendment to Restated By-laws of Computer Task Group, Incorporated.

99.1	Press Release, dated February 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: February 23, 2016	By:	/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to Restated By-laws of Computer Task Group, Incorporated.

99.1	Press Release, dated February 23, 2016.